                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                   Macellum Retail Opportunity Fund, LP

Address:                                c/o Macellum Capital Management, LLC
                                        99 Hudson Street, 5th Floor
                                        New York, NY 10013

Date of Event Requiring Statement:      04/19/16

Name:                                   Macellum Capital Management, LLC

Address:                                c/o Macellum Capital Management, LLC
                                        99 Hudson Street, 5th Floor
                                        New York, NY 10013

Date of Event Requiring Statement:      04/19/16

Name:                                   Macellum Advisors GP, LLC

Address:                                c/o Macellum Capital Management, LLC
                                        99 Hudson Street, 5th Floor
                                        New York, NY 10013

Date of Event Requiring Statement:      04/19/16

Name:                                   Macellum Management, LP

Address:                                c/o Macellum Capital Management, LLC
                                        99 Hudson Street, 5th Floor
                                        New York, NY 10013

Date of Event Requiring Statement:      04/19/16

Name:                                   MCM Managers, LLC

Address:                                c/o Macellum Capital Management, LLC
                                        99 Hudson Street, 5th Floor
                                        New York, NY 10013

Date of Event Requiring Statement:      04/19/16

Name:                                   MCM Management, LLC

Address:                                c/o Macellum Capital Management, LLC
                                        99 Hudson Street, 5th Floor
                                        New York, NY 10013

Date of Event Requiring Statement:      04/19/16